UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-03657

DWS State Tax-Free Income Series
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	3/31

Date of reporting period:	3/31/2014

ITEM 1.	REPORT TO STOCKHOLDERS

March 31, 2014

Annual Report

to Shareholders

DWS Massachusetts Tax-Free Fund

Contents
3 Letter to Shareholders
4 Portfolio Management Review
10 Performance Summary
12 Investment Portfolio
21 Statement of Assets and Liabilities
23 Statement of Operations
24 Statement of Cash Flows
25 Statement of Changes in Net Assets
26 Financial Highlights
30 Notes to Financial Statements
40 Report of Independent Registered Public Accounting Firm
41 Information About Your Fund's Expenses
42 Tax Information
43 Advisory Agreement Board Considerations and Fee Evaluation
48 Board Members and Officers
53 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. The fund invests in inverse floaters, which are derivatives that involve leverage and could magnify the fund's gains or losses. This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. Although the fund seeks income that is exempt from Massachusetts and federal income taxes, a portion of the fund's distributions may be subject to federal, state and local taxes, including the alternative minimum tax. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DWS Investments Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Investor:

The economic recovery appears to be gaining traction here in the United States and across much of the globe. Still, the data we see on television and the Internet provide a mixed message. Corporate profit growth may be decelerating, but manufacturing and the housing market are strengthening. Employment numbers are not as strong as one would expect, yet consumer confidence is resilient. All in all, economic growth has been sufficient for the Federal Reserve to taper its bond-buying program.

What lies ahead? Randy Brown, co-chief investment officer for Deutsche Asset & Wealth Management, suggests that "despite the slowdown in some emerging economies, global growth is likely to remain solid." And "as a result of stable economic growth and continued tapering, we expect the yields of long U.S. Treasuries to increase eventually."

Does this view suggest the need for a change in strategy? The answer will depend on your current asset allocation as well as whether a change has occurred in your personal circumstances, objectives or investment time horizon. A trusted financial advisor who fully understands your specific situation and goals can be the best resource when weighing any major decisions. In any case, we believe that some measure of diversification across a variety of securities and asset classes makes sense. Although it doesn't insure against loss or guarantee a profit, diversification can help your portfolio weather short-term market fluctuations. And that is a helpful strategy in any environment.

Best regards,

Brian Binder
President, DWS Funds

Portfolio Management Review (Unaudited)

Overview of Market and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 11 for more complete performance information.

DWS Massachusetts Tax-Free Fund posted a return for the period of –0.87%. This return compares to 0.39% for the fund’s benchmark, the Barclays Municipal Bond Index. The average fund in the Morningstar Municipal Massachusetts Funds category returned –1.73% for the period. The taxable bond market, as measured by the Barclays U.S. Aggregate Bond Index, returned –0.10% for the same period.

Municipal Bonds: The DWS Approach
The fund invests in a wide variety of municipal bonds. These include general obligation bonds, for which payments of principal and interest are secured by the full faith and credit of the issuer and usually supported by the issuer’s taxing power. In addition, securities held may include revenue bonds, for which principal and interest are secured by revenues from tolls, rents or other fees gained from the facility that was built with the bond issue proceeds.
The fund’s management team seeks to hold municipal bonds that appear to offer the best total return potential. A number of factors influence the performance of municipal bonds. These include supply and demand for the asset class, the direction of overall interest rates, and the perceived credit risk associated with an individual municipal issuer. In selecting securities, the managers weigh the impact of the economic outlook and potential interest rate movements on municipal bonds with differing coupons, maturities and call dates. In addition, supply and demand factors may favor one segment of the municipal market over another.

Interest rates finished the period meaningfully higher, albeit rising from extraordinarily low levels. While the U.S. Federal Reserve Board (the Fed) kept short-term rates anchored near zero for the 12 months, around the middle of 2013 it began to foreshadow a reduction in the volume of its bond purchases in support of lower rates. This guidance, along with generally improved data, led rates to rise over much of the second half of 2013, although this trend would be partly reversed entering 2014.

For much of the period, demand for municipal bonds suffered not only from fears over rising rates but also from tax-loss selling and headlines over credit concerns, including a bankruptcy filing by the city of Detroit and a ratings downgrade to Puerto Rico. Mutual fund flows in particular were consistently negative over the second half of 2013. Entering 2014, municipals were helped by an easing of credit-related concerns and a shift to positive mutual fund flows. In addition, their attractive valuations overall relative to taxable alternatives helped draw interest from institutional investors. Significantly lower municipal supply vs. the same period in 2013 also helped support prices.

For the full 12 months, with respect to AAA-rated municipal bonds, yields on two-year issues rose by 8 basis points from 0.31% to 0.39%, while the 30-year yield rose 56 basis points from 3.09% to 3.65%. This resulted in a yield curve steepening of 48 basis points between two and 30 years. (100 basis points equal one percentage point. See the accompanying graph for a depiction of municipal bond yield changes between the beginning and end of the period.) In this environment, the best performance was generally among shorter maturities. Credit spreads — the yield differential provided by lower-quality issues vs. AAA-rated issues — generally widened for the 12 months ended March 31, 2014.

US Treasury Bond Yield Curve (as of 3/31/13 and 3/31/14)

Source: Municipal Market Data

Chart is for illustrative purposes only and does not represent any DWS Investments product.

Positive and Negative Contributors to Performance

While generally seeking to maintain a neutral stance with respect to overall portfolio duration and interest rate sensitivity, the fund’s relative exposure to shorter and longer maturities was shifted to reflect our view of the best return opportunities. In this vein, throughout the year we generally sought to add longer-term bonds given the opportunities for incremental income offered by a relatively steep yield curve, while also being careful to maintain strong portfolio diversification across sectors. This effort to add interest rate exposure was a constraint on relative performance as yields rose and prices decreased the most on longer-term bonds for the full period.

While the overall Massachusetts market is relatively high quality, we have a portion of fund assets invested in lower-rated securities where we saw attractive value. The fund’s weighting to issues in the A/BBB quality range — including Puerto Rico bonds and issues within higher education, health care and transportation bonds — was a modest detractor from relative returns as credit spreads generally widened over the period.

Outlook and Positioning

While municipal yields remain fairly low by historical standards, they are attractive relative to U.S. Treasuries. At the end of March 2014, the 10-year municipal yield of 2.49% was 91.5% of the 2.72% yield on comparable-maturity U.S. Treasuries, as compared to a ratio of 103.2% twelve months earlier. In addition, the relative attractiveness of municipals to investors in higher-income tax brackets has been enhanced by the recent increases in federal tax rates. Despite some recent flattening, the municipal yield curve remains steep and we are continuing to look to add exposure to bonds in the 25-to-30-year maturity range, emphasizing higher-rate coupons that we believe should provide favorable risk/reward characteristics in the event that interest rates rise.

"The Commonwealth of Massachusetts’ credit profile is solid and our outlook for the Commonwealth’s debt is stable."

The national economic backdrop continues to show gradual improvement, and many state and local governments have continued to show progress in stabilizing their finances. The Commonwealth of Massachusetts' credit profile is solid and our outlook for the Commonwealth's debt is stable. The Commonwealth has strong management, a wealthy tax base, a large and diverse economy, and an improving financial position. The Massachusetts economy performed well during the recession and the recovery. As of 2013, the Commonwealth had regained its pre-recession employment peak. Even though the Commonwealth faces challenges with high debt ratios and funding needs for essential services and infrastructure, we believe the Massachusetts economy will continue on a stronger course than the national average. In March 2014, Moody's Investors Service, Standard & Poor's Corporation, and Fitch Ratings Inc. affirmed their ratings on the Commonwealth of Massachusetts General Obligation debt at Aa1, AA+ and AA+, respectively, all with a stable outlook.

Portfolio Management Team

Philip G. Condon, Managing Director

Co-Lead Portfolio Manager of the fund. Began managing the fund in 1989.

— Joined Deutsche Asset & Wealth Management in 1983.

— Head of US Retail Fixed Income.

— BA and MBA, University of Massachusetts at Amherst.

Rebecca L. Flinn, Director

Co-Lead Portfolio Manager of the fund. Began managing the fund in 1999.

— Joined Deutsche Asset & Wealth Management in 1986.

— BA, University of Redlands, California.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Barclays Municipal Bond Index covers the U.S.-dollar-denominated long-term tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

The Morningstar Municipal Massachusetts Funds category consists of funds that primarily invest in the one specific state (Massachusetts). These funds must have at least 80 percent of their assets invested in municipal bonds from that state. The category includes long-, intermediate- and short-duration bond funds.

The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

Credit quality is a measure of a bond issuer’s ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating, the higher the probability of default. The fund’s credit quality does not remove market risk and is subject to change.

Performance Summary March 31, 2014 (Unaudited)
Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 3/31/14
Unadjusted for Sales Charge	–0.87%	5.59%	4.03%
Adjusted for the Maximum Sales Charge (max 2.75% load)	–3.59%	5.01%	3.74%
Barclays Municipal Bond Index†	0.39%	5.71%	4.45%
Class B	1-Year	5-Year	10-Year
Average Annual Total Returns as of 3/31/14
Unadjusted for Sales Charge	–1.55%	4.81%	3.25%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	–4.41%	4.64%	3.25%
Barclays Municipal Bond Index†	0.39%	5.71%	4.45%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 3/31/14
Unadjusted for Sales Charge	–1.61%	4.82%	3.26%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–1.61%	4.82%	3.26%
Barclays Municipal Bond Index†	0.39%	5.71%	4.45%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 3/31/14
No Sales Charges	–0.61%	5.83%	4.27%
Barclays Municipal Bond Index†	0.39%	5.71%	4.45%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated August 1, 2013 are 1.02%, 1.76%, 1.77% and 0.82% for Class A, Class B, Class C and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended March 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The Barclays Municipal Bond Index covers the U.S.-dollar-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.
	Class A	Class B	Class C	Class S
Net Asset Value
3/31/14	$14.39	$14.39	$14.39	$14.39
3/31/13	$15.08	$15.07	$15.08	$15.08
Distribution Information as of 3/31/14
Income Dividends, Twelve Months	$.55	$.44	$.44	$.58
March Income Dividend	$.0472	$.0380	$.0379	$.0502
SEC 30-day Yield††	2.42%	1.74%	1.74%	2.74%
Tax Equivalent Yield††	4.51%	3.24%	3.24%	5.11%
Current Annualized Distribution Rate††	3.94%	3.17%	3.16%	4.19%

†† The SEC yield is net investment income per share earned over the month ended March 31, 2014, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 2.41%, 1.73%, 1.70% and 2.62% for Class A, B, C and S shares, respectively, had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 46.34% (combined Massachusetts state and federal income tax rate). The current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on March 31, 2014. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 3.93%, 3.16%, 3.12% and 4.07% for Class A, B, C and S shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.

Investment Portfolio as of March 31, 2014
	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 88.1%
Massachusetts 82.7%
Boston, MA, General Obligation:
Series D, 4.0%, 10/1/2025	1,575,000	1,723,948
Series A, 4.0%, 4/1/2028	3,435,000	3,665,729
Series A, 4.0%, 3/1/2029	2,500,000	2,661,025
Series A, 4.75%, 4/1/2029	3,900,000	4,349,280
Boston, MA, Industrial Development Financing Authority Revenue, Crosstown Center Project:
AMT, 6.5%, 9/1/2035	1,895,000	1,377,419
AMT, 8.0%, 9/1/2035*	960,000	313,978
Boston, MA, Metropolitan Transit Parking Corp., System Wide Parking Revenue, 5.25%, 7/1/2036	2,720,000	2,965,018
Boston, MA, Water & Sewer Commission:
Series A, 4.0%, 11/1/2027	3,170,000	3,401,188
Series A, 5.0%, 11/1/2030	500,000	566,070
Boston, MA, Water & Sewer Commission Revenue:
Series A, 5.0%, 11/1/2025	2,000,000	2,264,420
Series A, 5.0%, 11/1/2030	1,270,000	1,411,033
Braintree, MA, General Obligation, Municipal Purpose Loan:
5.0%, 5/15/2026	7,645,000	8,757,271
5.0%, 5/15/2027	2,295,000	2,611,756
Chicopee, MA, Electrical Systems, ETM, 7.125%, 1/1/2017	405,000	446,468
Massachusetts, Airport Revenue, USAir Private Jet, Series A, AMT, 5.75%, 9/1/2016 , INS: NATL	635,000	636,308
Massachusetts, Bay Transportation Authority Revenue:
Series A, 5.25%, 7/1/2025	2,960,000	3,607,678
Series A, 5.25%, 7/1/2034	1,700,000	1,917,702
Series B, 6.2%, 3/1/2016	1,120,000	1,194,928
Massachusetts, Bay Transportation Authority, Sales Tax Revenue:
Series A-2, Zero Coupon, 7/1/2027	21,090,000	11,870,717
Series C, ETM, 5.0%, 7/1/2015	190,000	201,442
Series C, ETM, 5.0%, 7/1/2016	75,000	82,782
Series B, 5.0%, 7/1/2035	3,970,000	4,335,240
Series A, 5.25%, 7/1/2021	2,000,000	2,412,700
Series C, ETM, 5.5%, 7/1/2017	165,000	190,260
Massachusetts, Higher Education Revenue, Building Authority, University of Massachusetts, ETM, 6.875%, 5/1/2014	465,000	466,386
Massachusetts, Industrial Development Revenue, Development Finance Agency, Series A, 7.1%, 7/1/2032	3,360,000	3,360,269
Massachusetts, Project Revenue, Health & Educational Facilities Authority, Jordan Hospital, Series E, 6.75%, 10/1/2033	3,000,000	3,002,040
Massachusetts, Sales & Special Tax Revenue, Federal Highway Grant, Series A, ETM, Zero Coupon, 12/15/2014	3,000,000	2,997,210
Massachusetts, Special Obligation Consolidated Loan, Series A, 5.5%, 6/1/2016 , INS: NATL	2,600,000	2,883,062
Massachusetts, State Clean Energy Cooperative Corp., Municipal Lighting Plant Cooperative, 5.0%, 7/1/2032	1,000,000	1,096,480
Massachusetts, State College Building Authority, Series A, 5.0%, 5/1/2036	2,250,000	2,458,440
Massachusetts, State College Building Authority Project Revenue:
Series A, Prerefunded, 5.0%, 5/1/2031, INS: AMBAC	2,630,000	2,882,953
Series A, 5.5%, 5/1/2039	5,730,000	6,426,023
Massachusetts, State College Building Authority Revenue, Series B, 5.0%, 5/1/2043	2,000,000	2,153,360
Massachusetts, State Consolidated Loan, Series A, 0.07%**, 3/1/2026 , SPA: Wells Fargo Bank NA	3,900,000	3,900,000
Massachusetts, State Department of Transportation, Metropolitan Highway Systems Revenue, Series B, 5.0%, 1/1/2032	14,400,000	15,333,984
Massachusetts, State Department of Transportation, Metropolitan Highway Systems Revenue, Contract Assistance, Series B, 5.0%, 1/1/2035	4,500,000	4,796,640
Massachusetts, State Development Finance Agency Revenue, Bentley University, 5.0%, 7/1/2028	2,250,000	2,385,337
Massachusetts, State Development Finance Agency Revenue, Berkshire Health System, Series G, 5.0%, 10/1/2029	1,000,000	1,054,960
Massachusetts, State Development Finance Agency Revenue, Boston College:
Series P, 5.0%, 7/1/2022	1,500,000	1,679,415
Series Q-1, 5.0%, 7/1/2029	1,000,000	1,114,690
Series R-1, 5.0%, 7/1/2031	3,000,000	3,283,110
Massachusetts, State Development Finance Agency Revenue, Boston University:
Series V-1, 5.0%, 10/1/2029	3,400,000	3,757,136
Series X, 5.0%, 10/1/2048	1,500,000	1,579,770
Massachusetts, State Development Finance Agency Revenue, Carleton-Willard Village, 5.625%, 12/1/2030	500,000	528,850
Massachusetts, State Development Finance Agency Revenue, College of the Holy Cross, Series B, 5.0%, 9/1/2026	1,500,000	1,699,515
Massachusetts, State Development Finance Agency Revenue, Linden Ponds, Inc. Facility:
Series B, 11/15/2056*	327,629	1,569
Series A-2, 5.5%, 11/15/2046	65,870	47,334
Series A-1, 6.25%, 11/15/2026	1,235,770	1,118,471
Massachusetts, State Development Finance Agency Revenue, Milford Regional Medical Center, Series F, 5.75%, 7/15/2043	500,000	523,010
Massachusetts, State Development Finance Agency Revenue, Northeastern University, Series A, 5.25%, 3/1/2037	2,500,000	2,731,175
Massachusetts, State Development Finance Agency Revenue, Northern Berkshire Healthcare:
Series B, 2/15/2043*	148,035	14,848
Series C, 144A, 2/15/2043*	230,740	2
Series A, 144A, 6.0%, 2/15/2043	186,483	143,501
Massachusetts, State Development Finance Agency Revenue, Partners Healthcare System, Inc.:
Series L, 5.0%, 7/1/2036	500,000	535,230
Series L, 5.0%, 7/1/2041	2,000,000	2,125,320
Massachusetts, State Development Finance Agency Revenue, Solid Waste Disposal, Dominion Energy Brayton, Series 1, 5.75%, Prerefunded, 12/1/2042	1,000,000	1,216,120
Massachusetts, State Development Finance Agency Revenue, Wellesley College, Series J, 5.0%, 7/1/2042	3,500,000	3,778,145
Massachusetts, State Development Finance Agency Revenue, Wheelock College, Series C, 5.25%, 10/1/2029	8,620,000	8,810,416
Massachusetts, State Development Finance Agency Revenue, Worcester Polytechnic Institute:
5.0%, 9/1/2040	3,500,000	3,652,950
5.0%, 9/1/2045	2,000,000	2,077,140
Massachusetts, State General Obligation:
Series A, 0.619%***, 11/1/2018	5,000,000	5,016,400
Series A, 5.0%, 3/1/2034	5,000,000	5,557,000
Massachusetts, State Health & Educational Facilities Authority Revenue, Berklee College of Music:
Series A, 5.0%, 10/1/2023	3,385,000	3,766,862
Series A, 5.0%, 10/1/2037	9,860,000	10,475,165
Massachusetts, State Health & Educational Facilities Authority Revenue, CareGroup Healthcare System:
Series E-1, 5.125%, 7/1/2033	3,245,000	3,360,522
Series E-1, 5.125%, 7/1/2038	1,500,000	1,541,055
Series B-2, 5.375%, 2/1/2026, INS: NATL	695,000	774,209
Massachusetts, State Health & Educational Facilities Authority Revenue, Catholic Health East, 6.25%, 11/15/2032	1,530,000	1,721,571
Massachusetts, State Health & Educational Facilities Authority Revenue, Children's Hospital, Series M, 5.25%, 12/1/2039, GTY: The Children's Medical Center	5,500,000	5,855,245
Massachusetts, State Health & Educational Facilities Authority Revenue, Dana Farber Cancer Institute, Series K, 5.25%, 12/1/2027	4,000,000	4,475,320
Massachusetts, State Health & Educational Facilities Authority Revenue, Health Education, Stonehill College:
5.375%, 7/1/2023	1,170,000	1,328,324
5.375%, 7/1/2025	1,285,000	1,446,178
Massachusetts, State Health & Educational Facilities Authority Revenue, Isabella Stewart Gardner, Series A, 5.0%, 5/1/2029	1,500,000	1,645,470
Massachusetts, State Health & Educational Facilities Authority Revenue, Lesley University, Series A, 5.25%, 7/1/2039, INS: AGC	2,500,000	2,693,350
Massachusetts, State Health & Educational Facilities Authority Revenue, Massachusetts Institute of Technology, Series A, 5.0%, 7/1/2038	1,965,000	2,158,356
Massachusetts, State Health & Educational Facilities Authority Revenue, Northeastern University, Series Y-1, 5.625%, 10/1/2029	3,000,000	3,456,060
Massachusetts, State Health & Educational Facilities Authority Revenue, Partners Healthcare Systems, Series J1, 5.0%, 7/1/2034	10,000,000	10,699,300
Massachusetts, State Health & Educational Facilities Authority Revenue, Sterling & Francine Clark Art Institute, Series B, 5.0%, 7/1/2030	1,500,000	1,641,555
Massachusetts, State Health & Educational Facilities Authority Revenue, Suffolk University, Series A, 5.75%, 7/1/2039	10,000,000	10,575,500
Massachusetts, State Health & Educational Facilities Authority Revenue, Tufts University:
5.375%, 8/15/2038	3,000,000	3,340,890
Series M, 5.5%, 2/15/2027	1,705,000	2,099,776
Series M, 5.5%, 2/15/2028	3,000,000	3,693,450
Massachusetts, State Port Authority Revenue:
Series A, 5.0%, 7/1/2034	1,500,000	1,636,680
Series B, 5.0%, 7/1/2034	1,350,000	1,473,012
Series A, AMT, 5.0%, 7/1/2037	2,200,000	2,309,758
Series B, 5.0%, 7/1/2040	8,500,000	8,820,195
Massachusetts, State Port Authority Supply Facilities Revenue, Delta Air Lines, Inc. Project:
Series A, AMT, 5.5%, 1/1/2017, INS: AMBAC	4,000,000	4,002,280
Series A, AMT, 5.5%, 1/1/2018, INS: AMBAC	5,000,000	5,002,200
Massachusetts, State School Building Authority, Dedicated Sales Tax Revenue:
Series A, Prerefunded, 5.0%, 8/15/2021, INS: AGMC	2,500,000	2,663,825
Series A, 5.0%, 8/15/2024, INS: AMBAC	7,800,000	8,759,946
Series A, 5.0%, 8/15/2037, INS: AMBAC	5,000,000	5,380,350
Massachusetts, State School Building Authority, Sales Tax Revenue, Series B, 5.25%, 10/15/2035	10,000,000	11,182,300
Massachusetts, State Transportation Fund Revenue, Accelerated Bridge Program, Series A, 5.0%, 6/1/2038	1,250,000	1,365,812
Massachusetts, State Water Pollution Abatement Trust:
Series 13, 5.0%, 8/1/2025	5,000,000	5,624,950
Series 13, 5.0%, 8/1/2026	5,000,000	5,595,950
Series 2, 5.7%, 2/1/2015	35,000	35,162
Massachusetts, State Water Pollution Abatement Trust, MWRA Program, Series A, 6.0%, 8/1/2019	4,000,000	4,919,480
Massachusetts, State Water Pollution Abatement Trust, Pool Program:
Series 11, 5.0%, 8/1/2017	115,000	122,186
Series 11, 5.0%, 8/1/2020	100,000	106,131
Series 6, 5.625%, 8/1/2015	120,000	120,544
Massachusetts, State Water Resources Authority:
Series A, 5.0%, 8/1/2036	2,500,000	2,767,925
Series B, 5.0%, 8/1/2036	3,500,000	3,811,990
Series A, 5.0%, 8/1/2039	5,115,000	5,562,409
Series B, 5.0%, 8/1/2039	7,500,000	8,132,250
Series C, 5.25%, 12/1/2015	825,000	867,710
Series C, ETM, 5.25%, 12/1/2015	1,290,000	1,356,848
Series A, 5.25%, 8/1/2026, INS: NATL	1,830,000	2,059,317
Series A, Prerefunded, 5.25%, 8/1/2026, INS: NATL	120,000	137,706
Series B, 5.25%, 8/1/2031, INS: AGMC	5,130,000	6,166,157
Massachusetts, Water & Sewer Revenue, Water Resource Authority:
Series C, 5.25%, 12/1/2015, INS: NATL	3,180,000	3,344,629
Series A, ETM, 6.5%, 7/15/2019	2,700,000	3,087,828
North Reading, MA, Municipal Purpose Loan, 5.0%, 5/15/2035	5,000,000	5,454,050
Plymouth, MA, General Obligation, Municipal Purpose Loan:
5.0%, 5/1/2029	1,660,000	1,835,246
5.0%, 5/1/2030	1,595,000	1,755,983
Springfield, MA, Water & Sewer Commission Revenue, Series B, 5.0%, 11/15/2030 , INS: AGC	5,000,000	5,465,950
University of Massachusetts, Building Authority Project Revenue, Series 2009-1, 5.0%, 5/1/2034	4,000,000	4,395,840
University of Massachusetts, Building Authority Revenue, Series 2, 5.0%, 11/1/2020 , INS: AMBAC	9,380,000	10,054,891
		381,278,269
Guam 1.9%
Guam, Government Limited Obligation Revenue, Section 30:
Series A, 5.625%, 12/1/2029	3,920,000	4,161,315
Series A, 5.75%, 12/1/2034	3,725,000	3,952,486
Guam, International Airport Authority Revenue, Series C, AMT, 6.375%, 10/1/2043	320,000	339,898
Guam, Power Authority Revenue, Series A, 5.0%, 10/1/2030, INS: AGMC	415,000	440,510
		8,894,209
Puerto Rico 3.3%
Commonwealth of Puerto Rico, General Obligation, Public Improvement, 5.5%, 7/1/2015 , INS: AGMC	2,500,000	2,521,400
Puerto Rico, Commonwealth Highway & Transportation Authority, Highway Revenue, Series Y, 6.25%, 7/1/2014	145,000	144,703
Puerto Rico, Electric Power Authority Revenue:
Series XX, 5.25%, 7/1/2040	5,585,000	3,349,994
Series WW, 5.375%, 7/1/2024	5,000,000	3,357,150
Puerto Rico, Sales Tax Financing Corp., Sales Tax Revenue:
Series A, 6.0%, 8/1/2042	4,325,000	3,553,896
Series A, 6.375%, 8/1/2039	2,500,000	2,150,150
		15,077,293
Virgin Islands 0.2%
Virgin Islands, Public Finance Authority Revenue, Series B, 5.0%, 10/1/2025	1,000,000	1,057,400
Total Municipal Bonds and Notes (Cost $387,324,617)		406,307,171

Municipal Inverse Floating Rate Notes (a) 24.2%
Massachusetts
Massachusetts, Bay Transportation Authority, Sales Tax Revenue, Series A, 5.25%, 7/1/2028 (b)	10,000,000	12,113,100
Trust: Massachusetts, Bay Transportation Authority, Sales Tax Revenue, Series 2008-1111, 144A, 9.83%, 1/1/2024, Leverage Factor at purchase date: 2 to 1
Massachusetts, State Development Finance Agency Revenue, Harvard University, Series B-2, 5.25%, 2/1/2034 (b)	5,000,000	5,708,950
Trust: Massachusetts, State Development Finance Agency Revenue, Harvard University, Series 4691, 144A, 10.1%, 1/17/2019, Leverage Factor at purchase date: 2 to 1
Massachusetts, State General Obligation, Series C, 5.0%, 8/1/2027, INS: AGMC (b)	10,000,000	11,038,918
Massachusetts, State General Obligation, Series C, 5.25%, 8/1/2023, INS: AGMC (b)	5,000,000	5,731,787
Trust: Massachusetts, State General Obligation, Series 2755-1, 144A, 15.218%, 8/1/2015, Leverage Factor at purchase date: 3 to 1
Massachusetts, State General Obligation, Series C, 5.0%, 8/1/2026, INS: AGMC (b)	20,000,000	22,344,000
Trust: Massachusetts, State General Obligation, Series 2648, 144A, 18.11%, 8/1/2015, Leverage Factor at purchase date: 4 to 1
Massachusetts, State Health & Educational Facilities Authority Revenue, Harvard University, Series B, 5.0%, 10/1/2038 (b)	10,000,000	11,049,024
Trust: Massachusetts, State Health & Educational Facilities Authority Revenue, Series 3104, 144A, 13.723%, 10/1/2015, Leverage Factor at purchase date: 3 to 1
Massachusetts, State Water Pollution Abatement Trust, 5.25%, 8/1/2031 (b)	12,615,000	15,249,895
Trust: Massachusetts, State Water Pollution Abatement Trust, Series 2840, 144A, 13.667%, 8/1/2026, Leverage Factor at purchase date: 3 to 1
Massachusetts, State Water Resources Authority, Series A, 5.0%, 8/1/2035 (b)	15,000,000	16,227,600
Trust: Massachusetts, State Water Resources Authority, Series 3690, 144A, 9.38%, 2/1/2018, Leverage Factor at purchase date: 2 to 1
Massachusetts, State Water Resource Authority, Series J, 5.5%, 8/1/2021, INS: AGMC (b)	10,000,000	12,217,800
Trust: Massachusetts, State Water Resources Authority, Series 2499, 144A, 19.87%, 8/1/2018, Leverage Factor at purchase date: 4 to 1
Total Municipal Inverse Floating Rate Notes (Cost $101,051,596)		111,681,074

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $488,376,213)†	112.3	517,988,245
Other Assets and Liabilities, Net	(12.3)	(56,577,181)
Net Assets	100.0	461,411,064

The following table represents a bond that is in default:
Security	Coupon	Maturity Date	Principal Amount ($)	Cost ($)	Value ($)
Boston, MA, Industrial Development Financing Authority Revenue, Crosstown Center Project, AMT*	8.0%	9/1/2035	960,000	960,000	313,978

* Non-income producing security.

** Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of March 31, 2014.

*** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of March 31, 2014.

† The cost for federal income tax purposes was $425,483,436. At March 31, 2014, net unrealized appreciation for all securities based on tax cost was $29,644,809. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $37,696,986 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $8,052,177.

(a) Securities represent the underlying municipal obligations of inverse floating rate obligations held by the Fund.

(b) Security forms part of the below tender option bond trust. Principal Amount and Value shown take into account the leverage factor.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AGC: Assured Guaranty Corp.

AGMC: Assured Guaranty Municipal Corp.

AMBAC: Ambac Financial Group, Inc.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

GTY: Guaranty Agreement

INS: Insured

NATL: National Public Finance Guarantee Corp.

Prerefunded: Bonds which are prerefunded are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

SPA: Standby Bond Purchase Agreement

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2014 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Municipal Investments (c)	$—	$517,988,245	$—	$517,988,245
Total	$—	$517,988,245	$—	$517,988,245

There have been no transfers between fair value measurement levels during the year ended March 31, 2014.

(c) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of March 31, 2014
Assets
Investments in securities, at value (cost $488,376,213)	$517,988,245
Cash	267,762
Receivable for Fund shares sold	445,858
Interest receivable	6,355,732
Due from Advisor	31,304
Other assets	20,013
Total assets	525,108,914
Liabilities
Payable for Fund shares redeemed	66,628
Payable for floating rate notes issued	62,860,000
Distributions payable	305,283
Accrued management fee	170,832
Accrued Trustees' fees	1,560
Other accrued expenses and payables	293,547
Total liabilities	63,697,850
Net assets, at value	$461,411,064
Net Assets Consist of
Accumulated distributions in excess of net investment income	(49,553)
Net unrealized appreciation (depreciation) on investments	29,612,032
Accumulated net realized gain (loss)	(15,394,496)
Paid-in capital	447,243,081
Net assets, at value	$461,411,064

The accompanying notes are an integral part of the financial statements.
Statement of Assets and Liabilities as of March 31, 2014 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($71,537,742 ÷ 4,970,034 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$14.39
Maximum offering price per share (100 ÷ 97.25 of $14.39)	$14.80
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($137,034 ÷ 9,526 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$14.39
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($19,057,711 ÷ 1,324,528 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$14.39
Class S Net Asset Value, offering and redemption price per share ($370,678,577 ÷ 25,751,826 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$14.39

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended March 31, 2014
Investment Income
Income: Interest	$23,473,915
Expenses: Management fee	2,114,827
Administration fee	485,673
Services to shareholders	646,315
Distribution and service fees	415,155
Custodian fee	9,173
Professional fees	100,856
Reports to shareholders	47,902
Registration fees	54,440
Trustees' fees and expenses	21,659
Interest expense and fees on floating rate notes issued	441,506
Other	39,559
Total expenses before expense reductions	4,377,065
Expense reductions	(481,705)
Total expenses after expense reductions	3,895,360
Net investment income	19,578,555
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(1,164,413)
Change in net unrealized appreciation (depreciation) on investments	(25,139,461)
Net gain (loss)	(26,303,874)
Net increase (decrease) in net assets resulting from operations	$(6,725,319)

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows
for the year ended March 31, 2014
Increase (Decrease) in Cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$(6,725,319)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided (used) by operating activities: Purchases of long-term investments	(134,826,070)
Net amortization of premium/(accretion of discount)	912,323
Proceeds from sales and maturities of long-term investments	185,704,315
(Increase) decrease in interest receivable	306,751
(Increase) decrease in other assets	(9,834)
(Increase) decrease in receivable for investments sold	85,000
Increase (decrease) in other accrued expenses and payables	(98,149)
Change in net unrealized (appreciation) depreciation on investments	25,139,461
Net realized (gain) loss from investments	1,164,413
Cash provided (used) by operating activities	71,652,891
Cash Flows from Financing Activities:
Proceeds from shares sold	113,850,664
Cost of shares redeemed	(179,428,799)
Distributions paid (net of reinvestment of distributions)	(6,335,436)
Cash provided (used) for financing activities	(71,913,571)
Increase (decrease) in cash	(260,680)
Cash at beginning of period	528,442
Cash at end of period	$267,762
Supplemental Disclosure of Non-Cash Financing Activities:
Reinvestment of distributions	$12,984,305
Interest expense and fees on floating rate notes issued	$(441,506)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended March 31,
Increase (Decrease) in Net Assets	2014	2013
Operations: Net investment income	$19,578,555	$19,913,914
Net realized gain (loss)	(1,164,413)	(5,081,773)
Change in net unrealized appreciation (depreciation)	(25,139,461)	11,547,003
Net increase (decrease) in net assets resulting from operations	(6,725,319)	26,379,144
Distributions to shareholders from: Net investment income: Class A	(2,986,923)	(3,029,819)
Class B	(5,121)	(11,930)
Class C	(670,869)	(654,106)
Class S	(15,604,349)	(15,922,817)
Total distributions	(19,267,262)	(19,618,672)
Fund share transactions: Proceeds from shares sold	113,639,966	92,474,157
Reinvestment of distributions	12,984,305	12,390,812
Payments for shares redeemed	(178,854,325)	(83,383,727)
Net increase (decrease) in net assets from Fund share transactions	(52,230,054)	21,481,242
Increase (decrease) in net assets	(78,222,635)	28,241,714
Net assets at beginning of period	539,633,699	511,391,985
Net assets at end of period (including accumulated distributions in excess of net investment income of $49,553 and $111,740, respectively)	$461,411,064	$539,633,699

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended March 31,
Class A	2014		2013		2012		2011		2010
Selected Per Share Data
Net asset value, beginning of period	$15.08		$14.87		$13.69		$14.44		$13.42
Income (loss) from investment operations: Net investment income	.55		.54		.60		.62		.62
Net realized and unrealized gain (loss)	(.69)		.21		1.18		(.74)		1.01
Total from investment operations	(.14)		.75		1.78		(.12)		1.63
Less distributions from: Net investment income	(.55)		(.54)		(.59)		(.61)		(.61)
Net realized gains	—		—		(.01)		(.02)		—
Total distributions	(.55)		(.54)		(.60)		(.63)		(.61)
Net asset value, end of period	$14.39		$15.08		$14.87		$13.69		$14.44
Total Return (%)a	(.87	)b	5.06	b	13.24	b	(.89	)b	12.31
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	72		94		73		45		39
Ratio of expenses before expense reductions (including interest expense) (%)c	1.03		1.02		1.01		1.02		1.00
Ratio of expenses after expense reductions (including interest expense) (%)c	.97		.99		.99		1.00		1.00
Ratio of expenses after expense reductions (excluding interest expense) (%)	.88		.89		.88		.89		.88
Ratio of net investment income (%)	3.85		3.58		4.17		4.35		4.37
Portfolio turnover rate (%)	25		37		26		29		30
a Total return does not reflect the effect of any sales charges.
b Total return would have been lower had certain expenses not been reduced.
c Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

	Years Ended March 31,
Class B	2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$15.07	$14.87	$13.69	$14.44	$13.42
Income (loss) from investment operations: Net investment income	.44	.43	.50	.52	.51
Net realized and unrealized gain (loss)	(.68)	.19	1.18	(.74)	1.01
Total from investment operations	(.24)	.62	1.68	(.22)	1.52
Less distributions from: Net investment income	(.44)	(.42)	(.49)	(.51)	(.50)
Net realized gains	—	—	(.01)	(.02)	—
Total distributions	(.44)	(.42)	(.50)	(.53)	(.50)
Net asset value, end of period	$14.39	$15.07	$14.87	$13.69	$14.44
Total Return (%)a,b	(1.55)	4.19	12.40	(1.62)	11.50
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.14	.25	1	1	1
Ratio of expenses before expense reductions (including interest expense) (%)c	1.85	1.76	1.75	1.83	1.78
Ratio of expenses after expense reductions (including interest expense) (%)c	1.72	1.74	1.73	1.74	1.78
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.63	1.64	1.62	1.63	1.66
Ratio of net investment income (%)	3.05	2.84	3.47	3.61	3.59
Portfolio turnover rate (%)	25	37	26	29	30
a Total return does not reflect the effect of any sales charges.
b Total return would have been lower had certain expenses not been reduced.
c Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

	Years Ended March 31,
Class C	2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$15.08	$14.87	$13.69	$14.44	$13.42
Income (loss) from investment operations: Net investment income	.44	.43	.50	.51	.51
Net realized and unrealized gain (loss)	(.69)	.20	1.17	(.74)	1.01
Total from investment operations	(.25)	.63	1.67	(.23)	1.52
Less distributions from: Net investment income	(.44)	(.42)	(.48)	(.50)	(.50)
Net realized gains	—	—	(.01)	(.02)	—
Total distributions	(.44)	(.42)	(.49)	(.52)	(.50)
Net asset value, end of period	$14.39	$15.08	$14.87	$13.69	$14.44
Total Return (%)a,b	(1.61)	4.28	12.39	(1.63)	11.53
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	19	27	19	15	12
Ratio of expenses before expense reductions (including interest expense) (%)c	1.78	1.77	1.78	1.79	1.78
Ratio of expenses after expense reductions (including interest expense) (%)c	1.72	1.74	1.74	1.76	1.78
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.63	1.64	1.63	1.65	1.66
Ratio of net investment income (%)	3.10	2.83	3.44	3.59	3.59
Portfolio turnover rate (%)	25	37	26	29	30
a Total return does not reflect the effect of any sales charges.
b Total return would have been lower had certain expenses not been reduced.
c Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

	Years Ended March 31,
Class S	2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$15.08	$14.87	$13.69	$14.44	$13.42
Income (loss) from investment operations: Net investment income	.59	.58	.64	.65	.65
Net realized and unrealized gain (loss)	(.70)	.20	1.18	(.74)	1.01
Total from investment operations	(.11)	.78	1.82	(.09)	1.66
Less distributions from: Net investment income	(.58)	(.57)	(.63)	(.64)	(.64)
Net realized gains	—	—	(.01)	(.02)	—
Total distributions	(.58)	(.57)	(.64)	(.66)	(.64)
Net asset value, end of period	$14.39	$15.08	$14.87	$13.69	$14.44
Total Return (%)a	(.61)	5.31	13.51	(.67)	12.51
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	371	418	419	373	445
Ratio of expenses before expense reductions (including interest expense) (%)b	.82	.82	.83	.86	.85
Ratio of expenses after expense reductions (including interest expense) (%)b	.71	.74	.74	.78	.80
Ratio of expenses after expense reductions (excluding interest expense) (%)	.62	.64	.63	.67	.69
Ratio of net investment income (%)	4.12	3.83	4.44	4.57	4.56
Portfolio turnover rate (%)	25	37	26	29	30
a Total return would have been lower had certain expenses not been reduced.
b Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Massachusetts Tax-Free Fund (the "Fund") is a non-diversified series of DWS State Tax-Free Income Series (the "Series"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Fund may be affected by economic and political developments in the state of Massachusetts.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert to another class. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Municipal debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Inverse Floaters. The Fund invests in inverse floaters. Inverse floaters are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in the short-term interest rate market. Inverse floaters are created by depositing a fixed-rate municipal bond into a special purpose trust (the "Trust"). In turn the Trust issues a short-term floating rate note and an inverse floater. The income stream from the underlying bond in the Trust is divided between the floating rate note and the inverse floater. The income provided by the inverse floater bears an inverse relationship with the short-term rate paid to the floating rate note holder. The short-term floating rate note is issued in a face amount equal to some fraction of the underlying bond's par amount and is paid to a third party, usually a tax-exempt money market fund, at rates that generally reset weekly. The inverse floater earns all of the interest from the underlying fixed-rate bond less the amount of interest paid on the floating rate note and the expenses of the Trust. The inverse floater represents an investment in the underlying bond on a leveraged basis; the Fund bears all of the price risk of the underlying bond in the Trust and receives all the benefits from any potential appreciation of the underlying bond's value. The floating rate notes issued by the Trust are valued at cost, which approximates fair value.

By holding the inverse floater, the Fund has the right to collapse the Trust by causing the holders of the floating rate instrument to tender their notes at par and have the broker transfer the underlying bond to the Fund. The floating rate note holder can also elect to tender the note for redemption at par at each reset date. The Fund accounts for these transactions as a form of secured borrowing, by reflecting the value of the underlying bond in the investments of the Fund and the amount owed to the floating rate note holder as a liability under the caption "Payable for floating rate notes issued" in the Statement of Assets and Liabilities. Income earned on the underlying bond is included in interest income, and interest paid on the floaters and the expenses of the Trust are included in "Interest expense and fees on floating rate notes issued" in the Statement of Operations.

The Fund may enter into shortfall and forbearance agreements by which the Fund agrees to reimburse the Trust, in certain circumstances, for the difference between the liquidation value of the underlying bond held by the Trust and the liquidation value of the floating rate notes plus any shortfalls in interest cash flows. This could potentially expose the Fund to losses in excess of the value of the Fund's inverse floater investments. In addition, the value of inverse floaters may decrease significantly when interest rates increase. The market for inverse floaters may be more volatile and less liquid than other municipal bonds of comparable maturity. The Trust could be terminated outside of the Fund's control, resulting in a reduction of leverage and disposal of portfolio investments at inopportune times and prices. Investments in inverse floaters generally involve greater risk than in an investment in fixed-rate bonds.

The weighted average outstanding daily balance of the floating rate notes issued during the year ended March 31, 2014 was $62,860,000, with a weighted average interest rate of 0.70%.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.

At March 31, 2014, the Fund had a net tax basis capital loss carryforward of approximately $15,315,000, which may be applied against any realized net taxable capital gains indefinitely, including short-term losses ($11,984,000) and long-term losses ($3,331,000).

The Fund has reviewed the tax positions for the open tax years as of March 31, 2014 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to accretion of market discount on debt securities, inverse floater transactions and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At March 31, 2014, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed tax-exempt income	$278,752
Capital loss carryforwards	$(15,315,000)
Net unrealized appreciation (depreciation) on investments	$29,644,809

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended March 31,
	2014	2013
Distributions from tax-exempt income	$19,267,262	$19,618,672

Expenses. Expenses of the Series arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position at the Fund's custodian bank at March 31, 2014.

B. Purchases and Sales of Securities

During the year ended March 31, 2014, purchases and sales of investment securities (excluding short-term investments) aggregated $134,826,070 and $185,704,315, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund's average daily net assets	.450%
Next $750 million of such net assets	.420%
Next $1.5 billion of such net assets	.400%
Next $2.5 billion of such net assets	.380%
Next $2.5 billion of such net assets	.350%
Next $2.5 billion of such net assets	.330%
Next $2.5 billion of such net assets	.310%
Over $12.5 billion of such net assets	.300%

Accordingly, for the year ended March 31, 2014, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.44% of the Fund's average daily net assets.

For the period from April 1, 2013 through July 31, 2013, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.90%
Class B	1.65%
Class C	1.65%
Class S	.75%

In addition, for the period from April 1, 2013 through July 31, 2013, the Advisor voluntarily agreed to waive its fees and/or reimburse certain operating expenses of Class S shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.65%. This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.

Effective August 1, 2013 through September 30, 2014, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.86%
Class B	1.61%
Class C	1.61%
Class S	.61%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended March 31, 2014, the Administration Fee was $485,673, of which $39,158 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended March 31, 2014, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived
Class A	$5,133	$5,133
Class B	164	164
Class C	2,389	2,389
Class S	84,383	84,383
	$92,069	$92,069

In addition, for the year ended March 31, 2014, the Advisor reimbursed the Fund $333,641 of non-affiliated sub-recordkeeping expenses for Class S shares.

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended March 31, 2014, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at March 31, 2014
Class B	$1,285	$87
Class C	165,988	12,238
	$167,273	$12,325

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended March 31, 2014, the Service Fee was as follows:
Service Fee	Total Aggregated	Waived	Unpaid at March 31, 2014	Annual Effective Rate
Class A	$192,282	$44,385	$23,895	.19%
Class B	404	65	72	.20%
Class C	55,196	11,545	7,011	.20%
	$247,882	$55,995	$30,978

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended March 31, 2014 aggregated $8,732.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended March 31, 2014, the CDSC for Class B and C shares aggregated $966 and $9,692, respectively. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the year ended March 31, 2014, DIDI received $1,264 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended March 31, 2014, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $20,541, of which $7,143 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at March 31, 2014.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended March 31, 2014		Year Ended March 31, 2013
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,459,066	$21,052,905	2,295,613	$34,980,216
Class C	161,811	2,333,824	675,108	10,262,693
Class S	6,351,995	90,253,237	3,106,335	47,231,248
		$113,639,966		$92,474,157
Shares issued to shareholders in reinvestment of distributions
Class A	188,928	$2,697,490	177,233	$2,695,735
Class B	336	4,802	421	6,394
Class C	37,945	541,424	33,764	513,380
Class S	682,223	9,740,589	603,487	9,175,303
		$12,984,305		$12,390,812
Shares redeemed
Class A	(2,897,288)	$(41,281,968)	(1,184,960)	$(17,999,479)
Class B	(7,249)	(102,219)	(19,856)	(298,463)
Class C	(680,296)	(9,646,045)	(169,848)	(2,582,890)
Class S	(9,021,730)	(127,824,093)	(4,122,683)	(62,502,895)
		$(178,854,325)		$(83,383,727)
Net increase (decrease)
Class A	(1,249,294)	$(17,531,573)	1,287,886	$19,676,472
Class B	(6,913)	(97,417)	(19,435)	(292,069)
Class C	(480,540)	(6,770,797)	539,024	8,193,183
Class S	(1,987,512)	(27,830,267)	(412,861)	(6,096,344)
		$(52,230,054)		$21,481,242

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS State Tax-Free Income Series and the Shareholders of DWS Massachusetts Tax-Free Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights, present fairly, in all material respects, the financial position of DWS Massachusetts Tax-Free Fund (the "Fund") at March 31, 2014, and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts May 22, 2014	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (October 1, 2013 to March 31, 2014).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2014 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 10/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 3/31/14	$1,043.20	$1,040.10	$1,039.30	$1,044.50
Expenses Paid per $1,000*	$4.89	$8.75	$8.69	$3.62
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 10/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 3/31/14	$1,020.14	$1,016.36	$1,016.40	$1,021.39
Expenses Paid per $1,000*	$4.84	$8.65	$8.60	$3.58

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Massachusetts Tax-Free Fund†	.96%	1.72%	1.71%	.71%

† Includes interest expense and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities of 0.10% for each class.

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

Of the dividends paid from net investment income for the taxable year ended March 31, 2014, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of DWS Massachusetts Tax-Free Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2013.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2013, all but one of the Fund's Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund's Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders. DIMA is part of Deutsche Bank AG, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DIMA of lower expense caps as part of the 2012 and 2013 contract review processes than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank AG ("DB"), DIMA's parent company, announced that DB would combine its Asset Management (of which DIMA was a part) and Wealth Management divisions. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that it has, and will continue to, reinvest a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into the new Asset and Wealth Management ("AWM") division, including ongoing enhancements to its investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2012, the Fund's performance (Class A shares) was in the 1st quartile, 3rd quartile and 1st quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2012.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund's administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2012). The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2012, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DIMA and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their independent counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009–present; Clinical Professor from 1997–September 2009); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003– present); Portland General Electric2 (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: Belo Corporation2 (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	103	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	103	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care2 (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	103	Director, Becton Dickinson and Company2 (medical technology company) (2012– present); Director, BioTelemetry Inc.2 (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	103	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	106	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder8 (1972) President and Chief Executive Officer, 2013–present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)

John Millette7 (1962) Vice President and Secretary, 1999–present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Melinda Morrow6 (1970) Vice President, 2012–present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan7 (1974) Assistant Secretary, 2013–present	Director,3 Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006–present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:
(800) 728-3337

Web Site
dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S
Nasdaq Symbol	SQMAX	SQMBX	SQMCX	SCMAX
CUSIP Number	23337J 104	23337J 203	23337J 302	23337J 500
Fund Number	412	612	712	2012

Notes

Notes

Notes

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

**DMATF-2**
(R-027145-3 5/14)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS MASSACHUSETTS TAX-FREE FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended March 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2014	$79,374	$0	$0	$0
2013	$78,342	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.
Fiscal Year Ended March 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2014	$0	$66,535	$0
2013	$0	$56,300	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended March 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2014	$0	$66,535	$0	$66,535
2013	$0	$56,300	$0	$56,300

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Massachusetts Tax-Free Fund, a series of DWS State Tax-Free Income Series

By:	/s/Brian E. Binder Brian E. Binder President

Date:	May 30, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	May 30, 2014

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	May 30, 2014